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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 20, 2004
                                                 ----------------


                The National Collegiate Student Loan Trust 2004-2
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                           333-118894-01                       81-0656951
          --------                           -------------                       ----------
(State or Other Jurisdiction                  (Commission                      (IRS Employer
     of Incorporation)                        File Number)                  Identification No.)


         800 Boylston Street, 34th Floor, Boston, MA                            02199-8157
         -------------------------------------------                            ----------
           (Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code   (800) 895-4283
                                                     --------------



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


Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  25.1 Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as trustee.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THE NATIONAL COLLEGIATE STUDENT
                                           LOAN TRUST 2004-2

                                           By: GATE HOLDINGS, INC., OWNER

                                           By: /s/ Stephen Anbinder
                                               --------------------------
                                           Name:   Stephen Anbinder
                                           Title:  President

Dated:  October 20, 2004

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

25.1 Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as trustee.